                                                                   EXHIBIT 10.15

                                                                                                     BUSINESS PRIMELINE

                                                               PROMISSORY NOTE
---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL   LOAN DATE      MATURITY     LOAN NO        CALL     COLLATERAL      ACCOUNT      OFFICER    INITIALS
   $65,000   10-10-1995     10-17-1994  LA01295491                    650       5542712565        BLM
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
Borrower:   MYO DIAGNOSTICS, INC                  Lender:   Wells Fargo Bank, National Association
            3710 SOUTH ROBERTSON BOULEVARD                  Business Loan Division
            CULVER CITY, CA  90232-0000                     84 W. Santa Clara St.  0552-023
                                                            San Jose, CA  95113
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Principal Amount: $65,000.00                    Initial Rate: 8.50%                      Date of Note: October 17, 1994


PROMISE TO PAY. MYO DIAGNOSTICS, INC. ("Borrower") promises to pay to Wells Fargo Bank, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Sixty Five Thousand & 00/100 Dollars ($65,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON OCTOBER 10, 1995. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING NOVEMBER 10, 1994, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of clays the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). The Prime Rate is a base rate that the Lender from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. The Prime Rate is not necessarily the lowest or best rate at which the Lender makes loans. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within the Lender. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. THE INTEREST RATE CHANGE WILL NOT OCCUR MORE OFTEN THAN EACH TIME THE RATE CHANGES. THE INDEX CURRENTLY IS 7.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.750 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 8.500% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Subject to any right of Lender to increase the interest rate on this Note in the event of a breach or other default, the interest rate will continue at the stated Note rate. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the Jurisdiction of the courts of any County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

DEPOSIT ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Advances must be in amounts of at least $1,000, or the amount of the principal remaining available, whichever is less. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

LETTER OF CREDIT COLLATERAL. As a condition precedent to Lender's obligation to make advances under this Note, and as security for the payment and performance of all obligations of Borrower to Lender under this Note, Borrower shall provide to Lender a Standby Letter of Credit, issued by a bank and in a form satisfactory to Lender, naming Lender as beneficiary in an amount not less than the principal amount of this Note (in dollars) and with an expiry date no earlier than 120 days following the scheduled maturity date of this Note.

OVERDRAFT PROTECTION. If Borrower has elected Overdraft Protection on a designated business checking account with Lender, overdrafts in amounts in excess of $10 will be automatically covered by an Advance under this Note. The Lender will automatically transfer enough money to cc the overdraft unless this
Note is delinquent or closed, or the Advance would cause the Note balance to exceed the maximum amount available up this Note.

INTEREST RATE ADJUSTMENT. If for any reason Borrower fails to maintain its primary deposit account with Lender (defined as the deposit account into which substantially all Borrower's receipts from its operations are deposited and from which substantially all Borrower's disbursements operations are made), or if Lender is not able to collect all payments on this Note by charging Borrower's primary deposit account with Lender, whether because Borrower cancels the authorization to Lender to do so, or Borrower fails at any time to maintain sufficient sums in said account, or for any other reason, then the interest rate applicable to this Note shall be increased immediately and without notice by one percent (1%).

CREDIT BUREAU INQUIRIES. Borrower authorizes Lender to obtain business and/or personal credit bureau reports on Borrower at any time.

APPLICATION OF PAYMENT. Notwithstanding the application of payments provided in the Payment section of this Note, all sums received application to Borrower's obligations under this Note shall be applied first, to interest then due, second, to any fees and charges then due, and, the outstanding principal balance thereof.

ADDITIONAL PROVISION. Notwithstanding anything herein to the contrary, at no time shall the rate of interest on this Note be less than two (2%) above the highest effective annual rate of interest rounded upward to the next highest quarter percent (taking into account any interest) earned by Borrower on any time deposit, market rate account or savings account pledged to Lender as collateral for such amounts.

PAYMENT DATE DEFERRAL. If this loan is not entered on Lender's books during the month this Note is dated, the due dates of all scheduled payments shall be deferred one month.

EXTENSION AND RENEWAL. Unless Borrower's obligations under this Note have been extended or renewed by Lender, no further advances available to Borrower and the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and fees charges owing in connection therewith, shall be due and payable in full as stated above. The date at which Borrower's obligations hereunder are and payable in full shall be considered extended or renewed only if Lender has sent to Borrower a written notice of renewal or extension, effective the next maturity date of this Note (each, a Renewal or Extension Notice).

Borrower's obligation under this Note may be renewed or extended at the Lender's sole discretion and may be conditioned among modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal or Extension Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such Notice within 10 days following the date of such Notice.

If Borrower's obligations under this Note are renewed and/or extended, they will be subject to all terms and conditions of this Note, as modified by Renewal or Extension Notice. Borrower understands and agrees that the interest rate applicable to this Note may be increased upon any extension and that the new interest rate will apply to the entire outstanding balance of this Note, including the outstanding balance of advances made prior to the effective date of the Renewal or Extension Notice. After any renewal or extension of Borrower's obligations under this Note the "maturity date" as used in this Note shall be deemed to mean the new maturity date set forth in the Renewal or Extension Notice, and the same renewal or extension shall apply to any renewal or extension of this Note and its new maturity date.

LOAN FEES - AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon execution of this Note.

COLLECTION FROM DEPOSIT ACCOUNT. Borrower authorizes Lender to Collect all payments, including principal, interest, fees, charges, and amounts due under this Note by charging Borrower's primary deposit account with Lender as specified in the "Disbursement Authorization" executed by Borrower in connection with this Note for the full amount thereof, or such other deposit account of Borrower Borrower shall designate in writing. Should there be insufficient funds in said account to pay when due all or any portion of the total amount due Borrower to Lender, the full amount of such deficiency shall be immediately due and payable by Borrower.

ALTERNATIVE DISPUTE RESOLUTION. It is understood that, upon request of any party to this Agreement, any dispute, claim, or controversy kind, whether in contract or in tort, statutory or common law, legal or equitable now existing or hereafter arising between the parties, in any way arising out of, pertaining to or in connection with this Agreement, or any related agreements, documents, or instruments shall be resolved through a dispute resolution process administered by Judicial Arbitration and Mediation Services, Inc. (JAMS) involving first, mediation before a retired judge the JAMS panel followed, if necessary by final and binding arbitration (conducted at a location determined by the arbitrator in a city located miles of the Borrower's business address) administered by and in accordance with the then existing JAMS' Rules or Practice and Procedure. Judgment upon any award rendered by the arbitrator(s) may be entered by any state or federal court having jurisdiction thereof. BORROWER UNDERSTANDS THAT BY SIGNING THIS NOTE, BORROWER IS GIVING UP ANY RIGHTS BORROWER MIGHT POSSESS TO HAVE ANY DISPUTE, CLAIM, OR LITIGATED IN A COURT OR JURY TRIAL.

As soon as practicable after selection of the arbitrator, the arbitrator or his
(her) designated
representatives shall determine a anticipated fees and costs of the arbitrator, and render a statement to each party seeing forth that party's pro-rata share of said fees and Thereafter, each party shall, within ten (10) days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make deposit shall result in a forfeiture by the non-depositing party of the fight to prosecute or defend the claim which is the subject of the arbitration, shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorney fees and costs.

If for any reason JAMS is not able to provide, or is legally precluded from providing, a judge in accordance with any of the provisions above, or if parties stipulate, the mediation or the arbitration will be conducted by a mediator or arbitrator selected by the American Arbitration Association, and accordance with its procedures. All of the above provisions not in conflict with the procedures of AAA would remain in effect to the extent law in any such proceedings.

This section applies only to disputes involving $250,000 or more in value, including claim(s) asserted on behalf of others or a class of $250,000 or in value when aggregated.

This section does not apply to the Lender's exercise of any judicial or non-judicial remedies in the event of a default under this Agreement or security agreement, deed of trust or other security instrument securing the Agreement. The Lender's exercise of such a remedy shall not be deemed waive the Lender's right to enforce the terms of this section.

TELEPHONE TRANSFER. Borrower authorizes Lender to make transfers, up to the available balance or credit limit, between designated accounts specified in writing, upon Lender's receipt of instructions from any of Borrower's Owners/Principals. Lender will have no liability for any upon the written or venal request of any person believed by Lender in good faith to be an authorized representative of Borrower. Borrower will indemnify and hold Lender harmless from and against any damages, liabilities, costs or expenses (including attorney's fees) arising out of any claim Borrower or any third party against Lender in connection with Lender's performance of transfers as described above.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTE.

BORROWER:

MYO DIAGNOSTICS, INC.



By:  /s/                                    By:  /s/
   ---------------------------------------      --------------------------------
    NAME:, TITLE:                                NAME:, TITLE:

By:  /s/                                    By:  /s/
   ---------------------------------------      --------------------------------
    NAME:, TITLE:                                NAME:, TITLE:

                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                                January 4, 1996

MYO DIAGNOSTICS, INC.
3710 S. ROBERTSON BLVD. #212
CULVER CITY, CA 90232-2350


                                    RENEWAL NOTICE


RE: Renewal of Business PrimeLine of Credit
    Application #LA02257641
    Account #5542712565

Dear Customer:

    Wells Fargo Bank, National Association ("Lender") is pleased to inform you that your Business PrimeLine Line of Credit ("Line") granted pursuant to your Business Loan Agreement dated JULY 7, 1994, and your Promissory Note ("Note") dated OCTOBER 17, 1994 and other related documents (collectively, the "Agreement"), will be renewed in ten (1O) days. The new maturity date will be JANUARY 10, 1997.

    Your Business Primeline Line of Credit remains subject to all terms and conditions of the Agreement, as modified by this Renewal Notice.

    A non-refundable Renewal Fee of $250.00 will be charged to your account #0619073265 ten (10) days after the date of this letter unless prior to that date we receive your written rejection of this Renewal Notice.

    If you have any questions please do not hesitate to call us at our toll free number 800-932-4343 or (408) 277-6049. We appreciate your business and look forward to continuing to serve as your business bank.

                             WELLS FARGO BANK,
                             NATIONAL ASSOCIATION



                             By:   /s/
                                 ----------------------------------
                             Title: Credit Officer

                                                                                                     BUSINESS PRIMELINE

                                                               PROMISSORY NOTE
---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL   LOAN DATE      MATURITY     LOAN NO        CALL     COLLATERAL      ACCOUNT      OFFICER    INITIALS
   $75,000   05-27-1994     06-10-1995  LA01032661                    650          NEW            JFT
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
Borrower:   MYO DIAGNOSTICS, INC                  Lender:   Wells Fargo Bank, National Association
            3710 SOUTH ROBERTSON BOULEVARD                  Business Loan Division
            CULVER CITY, CA  90232-0000                     84 W. Santa Clara St.  0552-023
                                                            San Jose, CA  95113
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Principal Amount: $75,000.00                    Initial Rate: 8.750%                       Date of Note: May 27, 1994


PROMISE TO PAY. MYO DIAGNOSTICS, INC. ("Borrower") promises to pay to Wells Fargo Bank, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Seventy Five Thousand & 00/100 Dollars ($75,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 10, 1995. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning June 10, 1994, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). The Prime Rate is a base rate that the Lender from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. The Prime Rate is not necessarily the lowest or best rate at which the Lender makes loans. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within the Lender. Landed will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as we,I The interest rate change will not occur more often than each TIME THE RATE CHANGES. The Index currently Is 7.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.500 percentage points over the Index, resulting in an initial rate of 8.750% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Subject to any right of Lender to increase the interest rate on this Note in the event of a breach or other default, the interest rate will continue at the stated Note rate. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of any County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

DEPOSIT ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Advances must be in amounts of at [east $1,000, or the amount of principal remaining available, whichever is less. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

OVERDRAFT PROTECTION. If Borrower has elected Overdraft Protection on a designated business checking account with Lender, overdrafts in amounts in excess of $10 will be automatically covered by an Advance under this Note. The Lender will automatically transfer enough money to cover the overdraft unless the Note is delinquent or closed, or the Advance would cause the Note balance to exceed the maximum amount available this Note.

INTEREST RATE ADJUSTMENT. If for any reason Borrower fails to maintain its primary deposit account with Lender (defined as the deposit account into which substantially all Borrower's receipts from its operations are deposited and from which substantially all Borrower's disbursements operations are made), or if Lender is not able to collect all payments on this Note by charging Borrower's deposit account with Lender, because Borrower cancels the authorization to Lender to do so, or Borrower fails at any time to maintain sufficient sums in said deposit account, or any other reason, then the interest rate applicable to this Note shall he increased immediately and without notice by one percent(l%).

CREDIT BUREAU INQUIRIES. Borrower authorizes Lender to obtain business and/or personal credit bureau reports on Borrower at any time.

APPLICATION OF PAYMENT. Notwithstanding the application of payments provided in the Payment section of this Note, all sums received application to Borrower's obligations under this Note shall be applied first, to interest then due, second, to any fees and charges then due, and, the outstanding principal balance thereof.

PAYMENT DATE DEFERRAL. If this loan is not entered on Lender's books during the month this Note is dated, the due dates of all scheduled payments shall be deferred one month.

LETTER OF CREDIT COLLATERAL. As a condition precedent to Lender's obligation to make advances under this Note, and as security for payment and performance of all obligations of Borrower to Lender under this Note, Borrower shall provide to Lender a Standby Letter of Credit, issued by a bank and in a form satisfactory to Lender, naming Lender as beneficiary in an amount not less than the principal amount of this Note (in dollars) and with an expiry date no earlier than 120 days following the scheduled maturity date of this Note.

EXTENSION AND RENEWAL. Unless Borrower's obligations under this Note have been extended or renewed by Lender, no further advances shall available to Borrower and the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and fees charges owing in connection therewith, shall be due and payable in full as stated above. The date at which Borrower's obligations hereunder are and payable in full shall be considered extended or renewed only if Lender has sent to Borrower a written notice of renewal or extension, effective the next maturity date of this Note (each, a Renewal or Extension Notice).

Borrower's obligation under this Note may be renewed or extended at the Lender's sole discretion and may be conditioned among other things modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal or Extension Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such Notice within 10 days following the date of such Notice.

If Borrower's obligations under this Note are renewed and/or extended, they will be subject to all terms and conditions of this Note, as modified by Renewal or Extension Notice. Borrower understands and agrees that the interest rate applicable to this Note may be increased upon any renewal extension and that the new interest rate will apply to the entire outstanding balance of this Note, including the outstanding balance of advances made prior to the effective date of the Renewal or Extension Notice. After any renewal or extension of Borrower's obligations under this Note the ta "maturity date" as used in this Note shall be deemed to mean the new maturity date set forth in the Renewal or Extension Notice, and the same rules renewal or extension shall apply to any renewal or extension of this Note and its new maturity date.

LOAN FEES - AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon Borrower's execution of this Note.

COLLECTION FROM DEPOSIT ACCOUNT. Borrower authorizes Lender to collect all payments, including principal, interest, fees, charges, and other amounts due under this Note by charging Borrower's primary deposit account with Lender as specified in the "Disbursement Request a Authorization" executed by Borrower in connection with this Note for the full amount thereof, or such other deposit account of Borrower with Lender Borrower shall designate in writing. Should there be insufficient funds in said account to pay when due all or any portion of the total amount due from Borrower to Lender, the full amount of such deficiency shall be immediately due and payable by Borrower.

ALTERNATIVE DISPUTE RESOLUTION. It is understood that, upon request of any party to this Agreement, any dispute, claim, or controversy of a kind, whether in contract or in tort, statutory or common law, legal or equitable now existing or hereafter arising between the parties, in any way arising out of, pertaining to or in connection with this Agreement, or any related agreements, documents, or instruments shall be resolved through a two-step dispute resolution process administered by Judicial Arbitration and Mediation Services, Inc. (JAMS) involving first, mediation before a retired judge from the JAMS panel followed, if necessary, by final and binding arbitration (conducted at a location determined by the arbitrator in a city located within 1 miles of the Borrower's business address) administered by and in accordance with the then existing JAMS' Rules or Practice and Procedure. Judgment upon any award rendered by the arbitrator(s) may be entered by any state or federal court having jurisdiction thereof. Borrower understands that by signing this Note, Borrower Is giving up any rights Borrower might possess to have any dispute, claim, or controversy litigated in a court or jury trial.

As soon as practicable after selection of the arbitrator, the arbitrator or his
(her) designated representatives shall determine a reasonable estimate anticipated fees and costs of the arbitrator, and render a statement to each party setting forth that party's pro-rata share of said fees and costs. Thereafter, each party shall, within ten (10) days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend the claim which is the subject of the arbitration, shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorney fees and costs.

If for any reason JAMS is not able to provide, or is legally precluded from providing, a judge in accordance with any of the provisions above, or if parties stipulate, the mediation or the arbitration will be conducted by a mediator or arbitrator selected by the American Arbitration Association, and accordance with its procedures. All of the above provisions not in conflict with the procedures of AAA would remain in effect to the extent allowed law in any such proceedings.

This section applies only to disputes involving $250,000 or more in value, including claim(s) asserted on behalf of others or a class of $250,000 or more in value when aggregated.

This section does not apply to the Lender's exercise of any judicial or non-judicial remedies in the event of a default under this Agreement or a security agreement, deed of trust or other security instrument securing the Agreement. The Lender's exercise of such a remedy shall not be deemed waive the Lender's right to enforce the terms of this section.

TELEPHONE TRANSFER. Borrower authorizes Lender to make transfers, up to the available balance or credit limit, between designated accounts specified in writing, upon Lender's receipt of instructions from any of Borrower's Owners/Principals. Lender will have no liability for any transfer me( upon the written or verbal request of any person believed by Lender in good faith to be an authorized representative of Borrower. Borrower indemnify and hold Lender harmless from and against any damages, liabilities, costs or expenses (including attorney's fees) arising out of any claim by Borrower or any third party against Lender in connection with Lender's performance of transfers as described above.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MYO DIAGNOSTICS, INC.

By:  /s/                          By:  /s/
   ----------------------------       ------------------------------
    NAME:, TITLE:                      NAME:, TITLE:

By:  /s/                          By:  /s/
   ----------------------------       ------------------------------
    NAME:, TITLE:                      NAME:, TITLE:

                            [WELLS FARGO BANK LETTERHEAD]

                             * * * Renewal Notice * * *

June 14, 1996


Myo Diagnostics, Inc.
3710 S. Robertson Blvd. #212
Culver City, CA 90232-2347

RE: Renewal of Business PrimeLine
    Application #: 02406454
    Customer #: 5542712565

Dear Myo Diagnostics, Inc.:

Wells Fargo Bank is pleased to inform you that your Business PrimeLine #5542712565, in the amount of $75,000.00, was renewed on June 14, 1996. The new maturity date is June 10, 1997.

Your PrimeLine remains subject to all terms and conditions of the Business Loan Agreement, as modified by this Renewal Notice. The interest rate to be applied to the unpaid Principal balance of the Note will be at a rate of 0.75% over the Index.

A non-refundable renewal fee of $375.00 will be charged to your account #0619073265.

If you have any questions, please do not hesitate to call us at our toll free number (800) 932-4343 or (408) 277-6049 and press 1. We appreciate your business and look forward to continuing to serve as your business bank.

Sincerely,
Wells Fargo Bank, N.A.


 /s/ Liela Alemania
-------------------------------
Liela Alemania
Documentation Representative

                                                                                                     BUSINESS PRIMELINE

                                                               PROMISSORY NOTE
---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL   LOAN DATE      MATURITY     LOAN NO        CALL     COLLATERAL      ACCOUNT      OFFICER    INITIALS
   $65,000   07-07-1994     07-10-1995  LA01122592                    650       5542712565        MDB
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
Borrower:   MYO DIAGNOSTICS, INC                  Lender:   Wells Fargo Bank, National Association
            3710 SOUTH ROBERTSON BOULEVARD                  Business Loan Division
            CULVER CITY, CA  90232-0000                     84 W. Santa Clara St.  0552-023
                                                            San Jose, CA  95113
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Principal Amount: $65,000.00                   Initial Rate: 8.000%                       Date of Note: July 7, 1994


PROMISE TO PAY. MYO DIAGNOSTICS, INC. ("Borrower") promises to pay to Wells Fargo Bank, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Sixty Five Thousand & 00/100 Dollars ($65,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on July 10, 1995. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning August 10, 1994, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). The Prime Rate is a base rate that the Lender from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. The Prime Rate is not necessarily the lowest or best rate at which the Lender makes loans. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within the Lender. Landed will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as we,I The interest rate change will not occur more often than each TIME THE RATE CHANGES. The Index currently Is 7.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.750 percentage points over the Index, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Subject to any right of Lender to increase the interest rate on this Note in the event of a breach or other default, the interest rate will continue at the stated Note rate. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of any County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

DEPOSIT ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Advances must be in amounts of at [east $1,000, or the amount of principal remaining available, whichever is less. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

LETTER OF CREDIT COLLATERAL. As a condition precedent to Lender's obligation to make advances under this Note, and as security for the payment and performance of all obligations of Borrower to Lender under this Note, Borrower shall provide to Lender a Standby Letter of Credit, issued by a bank and in a form satisfactory to Lender, naming Lender as beneficiary in an amount not less than the principal amount of this Note (in U.S. dollars) and with an expiry date no earlier than 120 days following the scheduled maturity date of this Note.

OVERDRAFT PROTECTION. If Borrower has elected Overdraft Protection on a designated business checking account with Lender, overdrafts in amounts in excess of $10 will be automatically covered by an Advance under this Note. The Lender will automatically transfer enough money to cover the overdraft unless the Note is delinquent or closed, or the Advance would cause the Note balance to exceed the maximum amount available this Note.

INTEREST RATE ADJUSTMENT. If for any reason Borrower fails to maintain its primary deposit account with Lender (defined as the deposit account into which substantially all Borrower's receipts from its operations are deposited and from which substantially all Borrower's disbursements operations are made), or if Lender is not able to collect all payments on this Note by charging Borrower's deposit account with Lender, because Borrower cancels the authorization to Lender to do so, or Borrower fails at any time to maintain sufficient sums in said deposit account, or any other reason, then the interest rate applicable to this Note shall he increased immediately and without notice by one percent(l%).

CREDIT BUREAU INQUIRIES. Borrower authorizes Lender to obtain business and/or personal credit bureau reports on Borrower at any time.

APPLICATION OF PAYMENT. Notwithstanding the application of payments provided in the Payment section of this Note, all sums received application to Borrower's obligations under this Note shall be applied first, to interest then due, second, to any fees and charges then due, and, the outstanding principal balance thereof.

ADDITIONAL PROVISION. Notwithstanding anything herein to the contrary, at no time shall the rate of interest on this Note be less than two percent (2%) above the highest effective annual rate of interest rounded upward to the next highest quarter percent (taking into account any compounding of interest) earned by Borrower on any time deposit, market rate account or savings account pledged to Lender as collateral for such amounts.

PAYMENT DATE DEFERRAL. If this loan is not entered on Lender's books during the month this Note is dated, the due dates of all scheduled payments shall be deferred one month.

EXTENSION AND RENEWAL. Unless Borrower's obligations under this Note have been extended or renewed by Lender, no further advances shall available to Borrower and the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and fees charges owing in connection therewith, shall be due and payable in full as stated above. The date at which Borrower's obligations hereunder are and payable in full shall be considered extended or renewed only if Lender has sent to Borrower a written notice of renewal or extension, effective the next maturity date of this Note (each, a Renewal or Extension Notice).

Borrower's obligation under this Note may be renewed or extended at the Lender's sole discretion and may be conditioned among other things modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal or Extension Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such Notice within 10 days following the date of such Notice.

If Borrower's obligations under this Note are renewed and/or extended, they will be subject to all terms and conditions of this Note, as modified by Renewal or Extension Notice. Borrower understands and agrees that the interest rate applicable to this Note may be increased upon any renewal extension and that the new interest rate will apply to the entire outstanding balance of this Note, including the outstanding balance of advances made prior to the effective date of the Renewal or Extension Notice. After any renewal or extension of Borrower's obligations under this Note the ta "maturity date" as used in this Note shall be deemed to mean the new maturity date set forth in the Renewal or Extension Notice, and the same rules renewal or extension shall apply to any renewal or extension of this Note and its new maturity date.

LOAN FEES - AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon Borrower's execution of this Note.

COLLECTION FROM DEPOSIT ACCOUNT. Borrower authorizes Lender to collect all payments, including principal, interest, fees, charges, and other amounts due under this Note by charging Borrower's primary deposit account with Lender as specified in the "Disbursement Request a Authorization" executed by Borrower in connection with this Note for the full amount thereof, or such other deposit account of Borrower with Lender Borrower shall designate in writing. Should there be insufficient funds in said account to pay when due all or any portion of the total amount due from Borrower to Lender, the full amount of such deficiency shall be immediately due and payable by Borrower.

ALTERNATIVE DISPUTE RESOLUTION. It is understood that, upon request of any party to this Agreement, any dispute, claim, or controversy of a kind, whether in contract or in tort, statutory or common law, legal or equitable now existing or hereafter arising between the parties, in any way arising out of, pertaining to or in connection with this Agreement, or any related agreements, documents, or instruments shall be resolved through a two-step dispute resolution process administered by Judicial Arbitration and Mediation Services, Inc. (JAMS) involving first, mediation before a retired judge from the JAMS panel followed, if necessary, by final and binding arbitration (conducted at a location determined by the arbitrator in a city located within 1 miles of the Borrower's business address) administered by and in accordance with the then existing JAMS' Rules or Practice and Procedure. Judgment upon any award rendered by the arbitrator(s) may be entered by any state or federal court having jurisdiction thereof. Borrower understands that by signing this Note, Borrower Is giving up any rights Borrower might possess to have any dispute, claim, or controversy litigated in a court or jury trial.

As soon as practicable after selection of the arbitrator, the arbitrator or his
(her) designated representatives shall determine a reasonable estimate anticipated fees and costs of the arbitrator, and render a statement to each party setting forth that party's pro-rata share of said fees and costs. Thereafter, each party shall, within ten (10) days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend the claim which is the subject of the arbitration, shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorney fees and costs.

If for any reason JAMS is not able to provide, or is legally precluded from providing, a judge in accordance with any of the provisions above, or if parties stipulate, the mediation or the arbitration will be conducted by a mediator or arbitrator selected by the American Arbitration Association, and accordance with its procedures. All of the above provisions not in conflict with the procedures of AAA would remain in effect to the extent allowed law in any such proceedings.

This section applies only to disputes involving $250,000 or more in value, including claim(s) asserted on behalf of others or a class of $250,000 or more in value when aggregated.

This section does not apply to the Lender's exercise of any judicial or non-judicial remedies in the event of a default under this Agreement or a security agreement, deed of trust or other security instrument securing the Agreement. The Lender's exercise of such a remedy shall not be deemed waive the Lender's right to enforce the terms of this section.

TELEPHONE TRANSFER. Borrower authorizes Lender to make transfers, up to the available balance or credit limit, between designated accounts specified in writing, upon Lender's receipt of instructions from any of Borrower's Owners/Principals. Lender will have no liability for any transfer made upon the written or verbal request of any person believed by Lender in good faith to be an authorized representative of Borrower. Borrower indemnify and hold Lender harmless from and against any damages, liabilities, costs or expenses (including attorney's fees) arising out of any claim by Borrower or any third party against Lender in connection with Lender's performance of transfers as described above.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MYO DIAGNOSTICS, INC.

By:  /s/                               By:  /s/
   --------------------------------        ---------------------------------
    NAME:, TITLE:                           NAME:, TITLE:

By:  /s/                               By:  /s/
   --------------------------------        ---------------------------------
    NAME:, TITLE:                           NAME:, TITLE:

                            [WELLS FARGO BANK LETTERHEAD]

                            * * * * Renewal Notice * * * *

June 14,1996

Myo Diagnostics, Inc.
3710 S. Robertson Blvd. #212
Culver City, CA 90232-2347

RE:      Renewal of Business PrimeLine
    Application #: 02406451
    Customer #: 5542712565

Dear Myo Diagnostics, Inc.:

Wells Fargo Bank is pleased to inform you that your Business PrimeLine #5542712565, in the amount of $65,000.00, was renewed on June 14, 1996. The new maturity date is June 10, 1997.

Your PrimeLine remains subject to all terms and conditions of the Business Loan Agreement, as modified by this Renewal Notice. The interest rate to be applied to the unpaid Principal balance of the Note will be at a rate of 0.75% over the Index.

A non-refundable renewal fee of $325.00 will be charged to your account #0619073265.

If you have any questions, please do not hesitate to call us at our toll free number (800) 932-4343 or (408) 277-6049 and press 1. We appreciate your business and look forward to continuing to serve as your business bank.

Sincerely,
Wells Fargo Bank, N.A.


 /s/ Liela Alemania
---------------------------------
Liela Alemania
Documentation Representative

                                                                                                     BUSINESS PRIMELINE

                                                               PROMISSORY NOTE
---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL   LOAN DATE      MATURITY     LOAN NO        CALL     COLLATERAL      ACCOUNT      OFFICER    INITIALS
   $65,000   07-07-1994     07-10-1995  LA01122593                    650       5542712565        MDB
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
Borrower:   MYO DIAGNOSTICS, INC                  Lender:   Wells Fargo Bank, National Association
            3710 SOUTH ROBERTSON BOULEVARD                  Business Loan Division
            CULVER CITY, CA  90232-0000                     84 W. Santa Clara St.  0552-023
                                                            San Jose, CA  95113
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Principal Amount: $65,000.00                   Initial Rate: 8.000%                       Date of Note: July 7, 1994


PROMISE TO PAY. MYO DIAGNOSTICS, INC. ("Borrower") promises to pay to Wells Fargo Bank, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Sixty Five Thousand & 00/100 Dollars ($65,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on July 10, 1995. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning August 10, 1994, and all subsequent Interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of clays the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). The Prime Rate is a base rate that the Lender from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. The Prime Rate is not necessarily the lowest or best rate at which the Lender makes loans. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within the Lender. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each TIME THE RATE CHANGES. The Index currently is 7.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.750 percentage points over the Index, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Subject to any right of Lender to increase the interest rate on this Note in the event of a breach or other default, the interest rate will continue at the stated Note rate. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the Jurisdiction of the courts of any County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

DEPOSIT ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Advances must be in amounts of at least $1,000, or the amount of the principal remaining available, whichever is less. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

LETTER OF CREDIT COLLATERAL. As a condition precedent to Lender's obligation to make advances under this Note, and as security for the payment and performance of all obligations of Borrower to Lender under this Note, Borrower shall provide to Lender a Standby Letter of Credit, issued by a bank and in a form satisfactory to Lender, naming Lender as beneficiary in an amount not less than the principal amount of this Note (in dollars) and with an expiry date no earlier than 120 days following the scheduled maturity date of this Note.

OVERDRAFT PROTECTION. If Borrower has elected Overdraft Protection on a designated business checking account with Lender, overdrafts in amounts in excess of $10 will be automatically covered by an Advance under this Note. The Lender will automatically transfer enough money to cc the overdraft unless this
Note is delinquent or closed, or the Advance would cause the Note balance to exceed the maximum amount available up this Note.

INTEREST RATE ADJUSTMENT. If for any reason Borrower fails to maintain its primary deposit account with Lender (defined as the deposit account into which substantially all Borrower's receipts from its operations are deposited and from which substantially all Borrower's disbursements operations are made), or if Lender is not able to collect all payments on this Note by charging Borrower's primary deposit account with Lender, whether because Borrower cancels the authorization to Lender to do so, or Borrower fails at any time to maintain sufficient sums in said account, or for any other reason, then the interest rate applicable to this Note shall be increased immediately and without notice by one percent(1%).

CREDIT BUREAU INQUIRIES. Borrower authorizes Lender to obtain business and/or personal credit bureau reports on Borrower at any time.

APPLICATION OF PAYMENT. Notwithstanding the application of payments provided in the Payment section of this Note, all sums received application to Borrower's obligations under this Note shall be applied first, to interest then due, second, to any fees and charges then due, and, the outstanding principal balance thereof.

ADDITIONAL PROVISION. Notwithstanding anything herein to the contrary, at no time shall the rate of interest on this Note be less than two (2%) above the highest effective annual rate of interest rounded upward to the next highest quarter percent (taking into account any interest) earned by Borrower on any time deposit, market rate account or savings account pledged to Lender as collateral for such amounts.

PAYMENT DATE DEFERRAL. If this loan is not entered on Lender's books during the month this Note is dated, the due dates of all scheduled payments shall be deferred one month.

EXTENSION AND RENEWAL. Unless Borrower's obligations under this Note have been extended or renewed by Lender, no further advances available to Borrower and the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and fees charges owing in connection therewith, shall be due and payable in full as stated above. The date at which Borrower's obligations hereunder are and payable in full shall be considered extended or renewed only if Lender has sent to Borrower a written notice of renewal or extension, effective the next maturity date of this Note (each, a Renewal or Extension Notice).

Borrower's obligation under this Note may be renewed or extended at the Lender's sole discretion and may be conditioned among modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal or Extension Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such Notice within 10 days following the date of such Notice.

If Borrower's obligations under this Note are renewed and/or extended, they will be subject to all terms and conditions of this Note, as modified by Renewal or Extension Notice. Borrower understands and agrees that the interest rate applicable to this Note may be increased upon any extension and that the new interest rate will apply to the entire outstanding balance of this Note, including the outstanding balance of advances made prior to the effective date of the Renewal or Extension Notice. After any renewal or extension of Borrower's obligations under this Note the "maturity date" as used in this Note shall be deemed to mean the new maturity date set forth in the Renewal or Extension Notice, and the same renewal or extension shall apply to any renewal or extension of this Note and its new maturity date.

LOAN FEES - AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon execution of this Note.

COLLECTION FROM DEPOSIT ACCOUNT. Borrower authorizes Lender to Collect all payments, including principal, interest, fees, charges, and amounts due under this Note by charging Borrower's primary deposit account with Lender as specified in the "Disbursement Authorization" executed by Borrower in connection with this Note for the full amount thereof, or such other deposit account of Borrower Borrower shall designate in writing. Should there be insufficient funds in said account to pay when due all or any portion of the total amount due Borrower to Lender, the full amount of such deficiency shall be immediately due and payable by Borrower.

ALTERNATIVE DISPUTE RESOLUTION. It is understood that, upon request of any party to this Agreement, any dispute, claim, or controversy kind, whether in contract or in tort, statutory or common law, legal or equitable now existing or hereafter arising between the parties, in any way arising out of, pertaining to or in connection with this Agreement, or any related agreements, documents, or instruments shall be resolved through a dispute resolution process administered by Judicial Arbitration and Mediation Services, Inc. (JAMS) involving first, mediation before a retired judge the JAMS panel followed, if necessary by final and binding arbitration (conducted at a location determined by the arbitrator in a city located miles of the Borrower's business address) administered by and in accordance with the then existing JAMS' Rules or Practice and Procedure. Judgment upon any award rendered by the arbitrator(s) may be entered by any state or federal court having jurisdiction thereof. Borrower understands that by signing this Note, Borrower is giving up any rights Borrower might possess to have any dispute, claim, or litigated in a court or jury trial.

As soon as practicable after selection of the arbitrator, the arbitrator or his
(her) designated
representatives shall determine a anticipated fees and costs of the arbitrator, and render a statement to each party seeing forth that party's pro-rata share of said fees and Thereafter, each party shall, within ten (10) days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make deposit shall result in a forfeiture by the non-depositing party of the fight to prosecute or defend the claim which is the subject of the arbitration, shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorney fees and costs.

If for any reason JAMS is not able to provide, or is legally precluded from providing, a judge in accordance with any of the provisions above, or if parties stipulate, the mediation or the arbitration will be conducted by a mediator or arbitrator selected by the American Arbitration Association, and accordance with its procedures. All of the above provisions not in conflict with the procedures of AAA would remain in effect to the extent law in any such proceedings.

This section applies only to disputes involving $250,000 or more in value, including claim(s) asserted on behalf of others or a class of $250,000 or in value when aggregated.

This section does not apply to the Lender's exercise of any judicial or non-judicial remedies in the event of a default under this Agreement or security agreement, deed of trust or other security instrument securing the Agreement. The Lender's exercise of such a remedy shall not be deemed waive the Lender's right to enforce the terms of this section.

TELEPHONE TRANSFER. Borrower authorizes Lender to make transfers, up to the available balance or credit limit, between designated accounts specified in writing, upon Lender's receipt of instructions from any of Borrower's Owners/Principals. Lender will have no liability for any upon the written or venal request of any person believed by Lender in good faith to be an authorized representative of Borrower. Borrower will indemnify and hold Lender harmless from and against any damages, liabilities, costs or expenses (including attorney's fees) arising out of any claim Borrower or any third party against Lender in connection with Lender's performance of transfers as described above.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTE.

BORROWER:

MYO DIAGNOSTICS, INC.

By:  /s/                          By:  /s/
   ---------------------------        -------------------------------
    NAME:, TITLE:                 NAME:, TITLE:

By:  /s/                           By:  /s/
   ---------------------------        -------------------------------
    NAME:, TITLE:                 NAME:, TITLE:

                            [WELLS FARGO BANK LETTERHEAD]

                            * * * * Renewal Notice * * * *


June 14, 1996



Myo Diagnostics, Inc.
3710 S. Robertson Blvd. #212
Culver City, CA 90232-2347

RE:      Renewal of Business PrimeLine
    Application #: 02406452
    Customer #: 5542712565

Dear Myo Diagnostics, Inc.:

Wells Fargo Bank is pleased to inform you that your Business PrimeLine #5542712565, in the amount of $65,000.00, was renewed on June 14, 1996. The new maturity date is June 10, 1997.

Your PrimeLine remains subject to all terms and conditions of the Business Loan Agreement, as modified by this Renewal Notice. The interest rate to be applied to the unpaid Principal balance of the Note will be at a rate of 0.75% over the Index.

A non-refundable renewal fee of $325.00 will be charged to your account #0619073265.

If you have any questions, please do not hesitate to call us at our toll free number (800) 932-4343 or (408) 277-6049 and press 1. We appreciate your business and look forward to continuing to serve as your business bank.

Sincerely,
Wells Fargo Bank, N.A.


  /s/ Liela Alemania
---------------------------------
Liela Alemania
Documentation Representative

                                                                                                     BUSINESS PRIMELINE

                                                               PROMISSORY NOTE
---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL   LOAN DATE      MATURITY     LOAN NO        CALL     COLLATERAL      ACCOUNT      OFFICER    INITIALS
   $65,000   09-15-1994     10-10-1995  LA01245351                    650       5542712565        BLM
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
Borrower:   MYO DIAGNOSTICS, INC                  Lender:   Wells Fargo Bank, National Association
            3710 SOUTH ROBERTSON BOULEVARD                  Business Loan Division
            CULVER CITY, CA  90232-0000                84 W. Santa Clara St.  0552-023
                                                            San Jose, CA  95113
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Principal Amount: $65,000.00                   Initial Rate: 8.500%                    Date of Note: September 15, 1994


PROMISE TO PAY. MYO DIAGNOSTICS, INC. ("Borrower") promises to pay to Wells Fargo Bank, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Sixty Five Thousand & 00/100 Dollars ($65,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 10, 1995. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning October 10, 1994, and all subsequent Interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of clays the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). The Prime Rate is a base rate that the Lender from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. The Prime Rate is not necessarily the lowest or best rate at which the Lender makes loans. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within the Lender. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each TIME THE RATE CHANGES. The Index currently is 7.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.750 percentage points over the Index, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Subject to any right of Lender to increase the interest rate on this Note in the event of a breach or other default, the interest rate will continue at the stated Note rate. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the Jurisdiction of the courts of any County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

DEPOSIT ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Advances must be in amounts of at least $1,000, or the amount of the principal remaining available, whichever is less. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

LETTER OF CREDIT COLLATERAL. As a condition precedent to Lender's obligation to make advances under this Note, and as security for the payment and performance of all obligations of Borrower to Lender under this Note, Borrower shall provide to Lender a Standby Letter of Credit, issued by a bank and in a form satisfactory to Lender, naming Lender as beneficiary in an amount not less than the principal amount of this Note (in dollars) and with an expiry date no earlier than 120 days following the scheduled maturity date of this Note.

OVERDRAFT PROTECTION. If Borrower has elected Overdraft Protection on a designated business checking account with Lender, overdrafts in amounts in excess of $10 will be automatically covered by an Advance under this Note. The Lender will automatically transfer enough money to cc the overdraft unless this
Note is delinquent or closed, or the Advance would cause the Note balance to exceed the maximum amount available up this Note.

INTEREST RATE ADJUSTMENT. If for any reason Borrower fails to maintain its primary deposit account with Lender (defined as the deposit account into which substantially all Borrower's receipts from its operations are deposited and from which substantially all Borrower's disbursements operations are made), or if Lender is not able to collect all payments on this Note by charging Borrower's primary deposit account with Lender, whether because Borrower cancels the authorization to Lender to do so, or Borrower fails at any time to maintain sufficient sums in said account, or for any other reason, then the interest rate applicable to this Note shall be increased immediately and without notice by one percent(1%).

CREDIT BUREAU INQUIRIES. Borrower authorizes Lender to obtain business and/or personal credit bureau reports on Borrower at any time.

APPLICATION OF PAYMENT. Notwithstanding the application of payments provided in the Payment section of this Note, all sums received application to Borrower's obligations under this Note shall be applied first, to interest then due, second, to any fees and charges then due, and, the outstanding principal balance thereof.

ADDITIONAL PROVISION. Notwithstanding anything herein to the contrary, at no time shall the rate of interest on this Note be less than two (2%) above the highest effective annual rate of interest rounded upward to the next highest quarter percent (taking into account any interest) earned by Borrower on any time deposit, market rate account or savings account pledged to Lender as collateral for such amounts.

PAYMENT DATE DEFERRAL. If this loan is not entered on Lender's books during the month this Note is dated, the due dates of all scheduled payments shall be deferred one month.

EXTENSION AND RENEWAL. Unless Borrower's obligations under this Note have been extended or renewed by Lender, no further advances available to Borrower and the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and fees charges owing in connection therewith, shall be due and payable in full as stated above. The date at which Borrower's obligations hereunder are and payable in full shall be considered extended or renewed only if Lender has sent to Borrower a written notice of renewal or extension, effective the next maturity date of this Note (each, a Renewal or Extension Notice).

Borrower's obligation under this Note may be renewed or extended at the Lender's sole discretion and may be conditioned among modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal or Extension Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such Notice within 10 days following the date of such Notice.

If Borrower's obligations under this Note are renewed and/or extended, they will be subject to all terms and conditions of this Note, as modified by Renewal or Extension Notice. Borrower understands and agrees that the interest rate applicable to this Note may be increased upon any extension and that the new interest rate will apply to the entire outstanding balance of this Note, including the outstanding balance of advances made prior to the effective date of the Renewal or Extension Notice. After any renewal or extension of Borrower's obligations under this Note the "maturity date" as used in this Note shall be deemed to mean the new maturity date set forth in the Renewal or Extension Notice, and the same renewal or extension shall apply to any renewal or extension of this Note and its new maturity date.

LOAN FEES - AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon execution of this Note.

COLLECTION FROM DEPOSIT ACCOUNT. Borrower authorizes Lender to Collect all payments, including principal, interest, fees, charges, and amounts due under this Note by charging Borrower's primary deposit account with Lender as specified in the "Disbursement Authorization" executed by Borrower in connection with this Note for the full amount thereof, or such other deposit account of Borrower Borrower shall designate in writing. Should there be insufficient funds in said account to pay when due all or any portion of the total amount due Borrower to Lender, the full amount of such deficiency shall be immediately due and payable by Borrower.

ALTERNATIVE DISPUTE RESOLUTION. It is understood that, upon request of any party to this Agreement, any dispute, claim, or controversy kind, whether in contract or in tort, statutory or common law, legal or equitable now existing or hereafter arising between the parties, in any way arising out of, pertaining to or in connection with this Agreement, or any related agreements, documents, or instruments shall be resolved through a dispute resolution process administered by Judicial Arbitration and Mediation Services, Inc. (JAMS) involving first, mediation before a retired judge the JAMS panel followed, if necessary by final and binding arbitration (conducted at a location determined by the arbitrator in a city located miles of the Borrower's business address) administered by and in accordance with the then existing JAMS' Rules or Practice and Procedure. Judgment upon any award rendered by the arbitrator(s) may be entered by any state or federal court having jurisdiction thereof. Borrower understands that by signing this Note, Borrower is giving up any rights Borrower might possess to have any dispute, claim, or litigated in a court or jury trial.

As soon as practicable after selection of the arbitrator, the arbitrator or his
(her) designated
representatives shall determine a anticipated fees and costs of the arbitrator, and render a statement to each party seeing forth that party's pro-rata share of said fees and Thereafter, each party shall, within ten (10) days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make deposit shall result in a forfeiture by the non-depositing party of the fight to prosecute or defend the claim which is the subject of the arbitration, shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorney fees and costs.

If for any reason JAMS is not able to provide, or is legally precluded from providing, a judge in accordance with any of the provisions above, or if parties stipulate, the mediation or the arbitration will be conducted by a mediator or arbitrator selected by the American Arbitration Association, and accordance with its procedures. All of the above provisions not in conflict with the procedures of AAA would remain in effect to the extent law in any such proceedings.

This section applies only to disputes involving $250,000 or more in value, including claim(s) asserted on behalf of others or a class of $250,000 or in value when aggregated.

This section does not apply to the Lender's exercise of any judicial or non-judicial remedies in the event of a default under this Agreement or security agreement, deed of trust or other security instrument securing the Agreement. The Lender's exercise of such a remedy shall not be deemed waive the Lender's right to enforce the terms of this section.

TELEPHONE TRANSFER. Borrower authorizes Lender to make transfers, up to the available balance or credit limit, between designated accounts specified in writing, upon Lender's receipt of instructions from any of Borrower's Owners/Principals. Lender will have no liability for any upon the written or venal request of any person believed by Lender in good faith to be an authorized representative of Borrower. Borrower will indemnify and hold Lender harmless from and against any damages, liabilities, costs or expenses (including attorney's fees) arising out of any claim Borrower or any third party against Lender in connection with Lender's performance of transfers as described above.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTE.

BORROWER:

MYO DIAGNOSTICS, INC.

By:  /s/                                By:  /s/
   --------------------------------        ---------------------------------
    NAME:, TITLE:                      NAME:, TITLE:

By:  /s/                                By:  /s/
   --------------------------------        ---------------------------------
    NAME:, TITLE:                      NAME:, TITLE:

                        WELLS FARGO BANK, NATIONAL ASSOCIATION


MYO DIAGNOSTICS, INC.
3710 SOUTH ROBERTSON BLVD
CULVER CITY, CA 90232


APRIL 12, 1996



RENEWAL NOTICE

RE:      Renewal of Business PrimeLine of Credit
    Application #LA02328671
    Account #5542712565

Dear Customer:

    Wells Fargo Bank, National Association ("Lender") is pleased to inform you that your Business PrimeLine Line of Credit ("Line") granted pursuant to your Business Loan Agreement dated JULY 7, 1994, and your Promissory Note ("Note") dated OCTOBER 17, 1994 and other related documents (collectively, the "Agreement"), will be renewed in ONE (1) day. The new maturity date will be JANUARY 10, 1997.

    Your Business Primeline Line of Credit remains subject to all terms and conditions of the Agreement, as modified by this Renewal Notice.

    A non-refundable Renewal Fee of $187.50 will be charged to your account #0619073265 ONE (1) day after the date of this letter unless prior to that date we receive your written rejection of this Renewal Notice.

    If you have any questions please do not hesitate to call us at our toll free number 800-932-4343 or (408) 277-6049. We appreciate your business and look forward to continuing to serve as your business bank.

                             WELLS FARGO BANK, NATIONAL ASSOCIATION



                             By /s/
                                ---------------------------------
                             Title: Credit Officer

                                                                                                     BUSINESS PRIMELINE

                                                               PROMISSORY NOTE
---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL   LOAN DATE      MATURITY     LOAN NO        CALL     COLLATERAL      ACCOUNT      OFFICER    INITIALS
   $65,000   07-07-1994     07-10-1995  LA01122591                    650       5542712565        MDB
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
Borrower:   MYO DIAGNOSTICS, INC                  Lender:   Wells Fargo Bank, National Association
            3710 SOUTH ROBERTSON BOULEVARD                  Business Loan Division
            CULVER CITY, CA  90232-0000                84 W. Santa Clara St.  0552-023
                                                            San Jose, CA  95113
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Principal Amount: $65,000.00                   Initial Rate: 8.000%                          Date of Note: July 7, 1994


PROMISE TO PAY. MYO DIAGNOSTICS, INC. ("Borrower") promises to pay to Wells Fargo Bank, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Sixty Five Thousand & 00/100 Dollars ($65,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on July 10, 1995. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning August 10, 1994, and all subsequent Interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of clays the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). The Prime Rate is a base rate that the Lender from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. The Prime Rate is not necessarily the lowest or best rate at which the Lender makes loans. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within the Lender. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each TIME THE RATE CHANGES. The Index currently is 7.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.750 percentage points over the Index, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Subject to any right of Lender to increase the interest rate on this Note in the event of a breach or other default, the interest rate will continue at the stated Note rate. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the Jurisdiction of the courts of any County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

DEPOSIT ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Advances must be in amounts of at least $1,000, or the amount of the principal remaining available, whichever is less. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

LETTER OF CREDIT COLLATERAL. As a condition precedent to Lender's obligation to make advances under this Note, and as security for the payment and performance of all obligations of Borrower to Lender under this Note, Borrower shall provide to Lender a Standby Letter of Credit, issued by a bank and in a form satisfactory to Lender, naming Lender as beneficiary in an amount not less than the principal amount of this Note (in dollars) and with an expiry date no earlier than 120 days following the scheduled maturity date of this Note.

OVERDRAFT PROTECTION. If Borrower has elected Overdraft Protection on a designated business checking account with Lender, overdrafts in amounts in excess of $10 will be automatically covered by an Advance under this Note. The Lender will automatically transfer enough money to cc the overdraft unless this
Note is delinquent or closed, or the Advance would cause the Note balance to exceed the maximum amount available up this Note.

INTEREST RATE ADJUSTMENT. If for any reason Borrower fails to maintain its primary deposit account with Lender (defined as the deposit account into which substantially all Borrower's receipts from its operations are deposited and from which substantially all Borrower's disbursements operations are made), or if Lender is not able to collect all payments on this Note by charging Borrower's primary deposit account with Lender, whether because Borrower cancels the authorization to Lender to do so, or Borrower fails at any time to maintain sufficient sums in said account, or for any other reason, then the interest rate applicable to this Note shall be increased immediately and without notice by one percent(1%).

CREDIT BUREAU INQUIRIES. Borrower authorizes Lender to obtain business and/or personal credit bureau reports on Borrower at any time.

APPLICATION OF PAYMENT. Notwithstanding the application of payments provided in the Payment section of this Note, all sums received application to Borrower's obligations under this Note shall be applied first, to interest then due, second, to any fees and charges then due, and, the outstanding principal balance thereof.

ADDITIONAL PROVISION. Notwithstanding anything herein to the contrary, at no time shall the rate of interest on this Note be less than two (2%) above the highest effective annual rate of interest rounded upward to the next highest quarter percent (taking into account any interest) earned by Borrower on any time deposit, market rate account or savings account pledged to Lender as collateral for such amounts.

PAYMENT DATE DEFERRAL. If this loan is not entered on Lender's books during the month this Note is dated, the due dates of all scheduled payments shall be deferred one month.

EXTENSION AND RENEWAL. Unless Borrower's obligations under this Note have been extended or renewed by Lender, no further advances available to Borrower and the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and fees charges owing in connection therewith, shall be due and payable in full as stated above. The date at which Borrower's obligations hereunder are and payable in full shall be considered extended or renewed only if Lender has sent to Borrower a written notice of renewal or extension, effective the next maturity date of this Note (each, a Renewal or Extension Notice).

Borrower's obligation under this Note may be renewed or extended at the Lender's sole discretion and may be conditioned among modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal or Extension Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such Notice within 10 days following the date of such Notice.

If Borrower's obligations under this Note are renewed and/or extended, they will be subject to all terms and conditions of this Note, as modified by Renewal or Extension Notice. Borrower understands and agrees that the interest rate applicable to this Note may be increased upon any extension and that the new interest rate will apply to the entire outstanding balance of this Note, including the outstanding balance of advances made prior to the effective date of the Renewal or Extension Notice. After any renewal or extension of Borrower's obligations under this Note the "maturity date" as used in this Note shall be deemed to mean the new maturity date set forth in the Renewal or Extension Notice, and the same renewal or extension shall apply to any renewal or extension of this Note and its new maturity date.

LOAN FEES - AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon execution of this Note.

COLLECTION FROM DEPOSIT ACCOUNT. Borrower authorizes Lender to Collect all payments, including principal, interest, fees, charges, and amounts due under this Note by charging Borrower's primary deposit account with Lender as specified in the "Disbursement Authorization" executed by Borrower in connection with this Note for the full amount thereof, or such other deposit account of Borrower Borrower shall designate in writing. Should there be insufficient funds in said account to pay when due all or any portion of the total amount due Borrower to Lender, the full amount of such deficiency shall be immediately due and payable by Borrower.

ALTERNATIVE DISPUTE RESOLUTION. It is understood that, upon request of any party to this Agreement, any dispute, claim, or controversy kind, whether in contract or in tort, statutory or common law, legal or equitable now existing or hereafter arising between the parties, in any way arising out of, pertaining to or in connection with this Agreement, or any related agreements, documents, or instruments shall be resolved through a dispute resolution process administered by Judicial Arbitration and Mediation Services, Inc. (JAMS) involving first, mediation before a retired judge the JAMS panel followed, if necessary by final and binding arbitration (conducted at a location determined by the arbitrator in a city located miles of the Borrower's business address) administered by and in accordance with the then existing JAMS' Rules or Practice and Procedure. Judgment upon any award rendered by the arbitrator(s) may be entered by any state or federal court having jurisdiction thereof. Borrower understands that by signing this Note, Borrower is giving up any rights Borrower might possess to have any dispute, claim, or litigated in a court or jury trial.

As soon as practicable after selection of the arbitrator, the arbitrator or his
(her) designated
representatives shall determine a anticipated fees and costs of the arbitrator, and render a statement to each party seeing forth that party's pro-rata share of said fees and Thereafter, each party shall, within ten (10) days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make deposit shall result in a forfeiture by the non-depositing party of the fight to prosecute or defend the claim which is the subject of the arbitration, shall not otherwise serve to abate, stay or suspend the arbitration proceedings.

The arbitrator shall determine which is the prevailing party and shall include in the award that party's reasonable attorney fees and costs.

If for any reason JAMS is not able to provide, or is legally precluded from providing, a judge in accordance with any of the provisions above, or if parties stipulate, the mediation or the arbitration will be conducted by a mediator or arbitrator selected by the American Arbitration Association, and accordance with its procedures. All of the above provisions not in conflict with the procedures of AAA would remain in effect to the extent law in any such proceedings.

This section applies only to disputes involving $250,000 or more in value, including claim(s) asserted on behalf of others or a class of $250,000 or in value when aggregated.

This section does not apply to the Lender's exercise of any judicial or non-judicial remedies in the event of a default under this Agreement or security agreement, deed of trust or other security instrument securing the Agreement. The Lender's exercise of such a remedy shall not be deemed waive the Lender's right to enforce the terms of this section.

TELEPHONE TRANSFER. Borrower authorizes Lender to make transfers, up to the available balance or credit limit, between designated accounts specified in writing, upon Lender's receipt of instructions from any of Borrower's Owners/Principals. Lender will have no liability for any upon the written or venal request of any person believed by Lender in good faith to be an authorized representative of Borrower. Borrower will indemnify and hold Lender harmless from and against any damages, liabilities, costs or expenses (including attorney's fees) arising out of any claim Borrower or any third party against Lender in connection with Lender's performance of transfers as described above.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTE.

BORROWER:

MYO DIAGNOSTICS, INC.

By:  /s/                                By:  /s/
   --------------------------------        --------------------------------
    NAME:, TITLE:                      NAME:, TITLE:

By:  /s/                               By:  /s/
   --------------------------------        --------------------------------
    NAME:, TITLE:                      NAME:, TITLE:

                        WELLS FARGO BANK, NATIONAL ASSOCIATION


MYO DIAGNOSTICS, INC.
3710 S. ROBERTSON BLVD. #212
CULVER CITY, CA 90232-2350

                                    RENEWAL NOTICE

January 4, 1996



RE:      Renewal of Business PrimeLine of Credit
    Application #LA02257641
    Account #5542712565

Dear Customer:

    Wells Fargo Bank, National Association ("Lender") is pleased to inform you that your Business PrimeLine Line of Credit ("Line") granted pursuant to your Business Loan Agreement dated JULY 7, 1994, and your Promissory Note ("Note") dated OCTOBER 17, 1994 and other related documents (collectively, the "Agreement"), will be renewed in ten (10) days. The new maturity date will be JANUARY 10, 1997.

    Your Business Primeline Line of Credit remains subject to all terms and conditions of the Agreement, as modified by this Renewal Notice.

    A non-refundable Renewal Fee of $250.00 will be charged to your account #0619073265 ten (10) days after the date of this letter unless prior to that date we receive your written rejection of this Renewal Notice.

    If you have any questions please do not hesitate to call us at our toll free number 800-932-4343 or (408) 277-6049. We appreciate your business and look forward to continuing to serve as your business bank.

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION


                                  By  /s/                                Title:
Credit Officer                       -------------------------------